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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2007

U. S. Precious Metals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Celebration Boulevard, Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 566-0318

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

                             240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

                             240.13e-4(c))

SEC 873  (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;

ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective December 21, 2007, the Board of Directors of U. S. Precious Metals, Inc., a Delaware corporation ("USPR" or the “Company”), restructured its existing management and made the following appointments:

•

 David W. Burney as President. Prior to this appointment, Mr. Burney acted as a consulting geologist to USPR;

•

 Jack Wagenti as Chief Executive Officer and Chairman of the Board of Directors. Prior to this appointment, Mr. Wagenti was USPR’s Secretary, Treasurer and a Director; and

•

 Peter Toscano as Secretary, Treasurer and Chief Financial Officer. Prior to this appointment, Mr. Toscano was USPR’s Chief Executive Officer and Chairman of its Board of Directors. He remains a director;

In connection with these changes, also on December 21, 2007, USPR’s Board of Directors accepted the resignation of James O’Rourke as its President.

Mr. Burney (aged 55) was a consulting geologist to the Company from August 2007 to the present. Between January 2007 and August 2007, he was the Company’s Chief Operating Geologist. From May 2006 to December 2006, he was the Exploration Geologist for US American Resources. Between 2002 and 2004, Mr. Burney was a Consulting Geologist for Kennecott Exploration. Prior to that, between 2002 and 2004, he was a teaching assistant with the New Mexico Institute of Mining and Technology. Similarly, from 1996 to 2002, Mr. Burney was an instructor in the geology department at Cochise Community College.

Mr. Burney has a B.S. degree in Earth Science from the University of Central Missouri, and an M.S. degree in geology from the New Mexico Institute of Mining and Technology.

The Company has not executed a formal employment contract with Mr. Burney. However, it has been agreed that his annual compensation will be $125,000, if and when the Company is financially able to compensate him. Presently, he is not being compensated in his capacity as President.

There are no family relationships between Mr. Burney and any other executive officers or directors of USPR. Other than when he acted as a consultant to the Company or was its Chief Operating Geologist as indicated above, there have been no transactions during USPR’s last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which USPR was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Burney had or will have a direct or direct material interest.

Reference is made to the Company’s Form 10KSB for the year ending May 31, 2007 filed with the US Securities and Exchange Commission on September 13, 2007 for the complete business biographies of Messrs. Wagenti and Toscano which are incorporated by reference herein.

Signatures.

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

                                      U.S. PRECIOUS METALS, INC.

Date:    December 31, 2007            By:   /s/ Jack Wagenti

--------------------------

Jack Wagenti

CEO and Chairman of the

Board

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